SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2003

                     VASCO DATA SECURITY INTERNATIONAL, INC.

               (Exact name of registrant as specified in charter)



       Delaware                   000-24389                      36-4169320
       --------                   ---------                      ----------
 (State or other juris-          (Commission                   (IRS Employer
diction of incorporation)        File Number)                Identification No.)


1901 South Meyers Road, Suite 210
     Oakbrook Terrace, Illinois                                      60181
----------------------------------------------                       -----
  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (630) 932-8844



                                       N/A

          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit
         Number                Description
         ---------       -------------------------------------------------------
         99.1            Press release, dated October 23, 2003, providing
                         financial update of VASCO Data Security International,
                         Inc. for the third quarter ended September 30, 2003.

         99.2            Text of script for October 23, 2003 Earnings Conference
                         Call

ITEM 9. REGULATION FD DISCLOSURE.

This Current Report on Form 8-K is being furnished pursuant to Item 12. See "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION" below.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 23, 2003, VASCO Data Security International, Inc. (VASCO) issued a press release providing a financial update for the third quarter ended September 30, 2003. The full text of the press release is attached as Exhibit 99.1 to this Report.

On October 23, 2003, VASCO held a conference call with investors to discuss VASCO's third quarter earnings and results of operations for the first nine months of 2003. A script read by officers of VASCO during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The press release contains a reference to EBITDA from continuing operations and provides a reconciliation of EBITDA from continuing operations to net income
(loss) from continuing operations on the face of the Consolidated Statement of Operations. EBITDA is used by management for comparisons to other companies within our industry as an alternative to GAAP measures and is used by investors and analysts in evaluating performance. EBITDA, which is earnings before interest, taxes, depreciation and amortization, is computed by adding back net interest expense, income tax expense, depreciation expense, and amortization expense to net income as reported. EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States. EBITDA, as defined above, may not be comparable to similarly titled measures reported by other companies.



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




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2003              VASCO Data Security International, Inc.
                                    ---------------------------------------
                                    (Registrant)



                                    By: /s/ Clifford K. Bown
                                    ---------------------------------------
                                    Clifford K. Bown
                                    Chief Financial Officer





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


                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------
99.1                 Press release, dated October 23, 2003, announcing financial update of VASCO Data Security International, Inc. for the third quarter ended September 30, 2003.

99.2                 Text of script for October 23, 2003 Earnings Conference
                     Call.






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